UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2010

MIDEX GOLD CORP.

(Exact name of registrant as specified in charter)

Nevada	333-150784	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kanonyele, Box 55758 Dar es Salaam, Tanzania	N/A
(Address of principal executive offices)	(Zip Code)

+255 788 364 496

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02.

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 2, 2010, Midex Gold Corp (the “Company”), received notice from Seale and Beers, CPAs, the Company’s independent registered accounting firm, that the Company’s financial statements for the quarter ended September 30, 2009, included in the Company’s Form 10-Q that was filed on November 24, 2009 (the "Report") contained material accounting errors.  The errors relate to a determination that Management made to previously issued financial statements related to a modification of certain shareholder loans and modification of legal fees and stock transfer fees accrued by the Company.  Management has discussed the matters in the Report with its independent auditors.

The Company intends to file, as promptly as practicable, amendments to its Form 10-Q for the quarter ended September 30, 2009 to reflect the restatement.

Item 9.01.  Financial Statements And Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
7.1	Letter from independent accountant regarding non-reliance on a previously completed interim review

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDEX GOLD, CORP.

Date: April 16, 2010	By: /s/ Morgan Magella
Morgan Magella, President